UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 17, 2022

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-12019

Pennsylvania	No. 23-0993790
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

901 E. Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2022, the Board of Directors (the “Board”) of Quaker Chemical Corporation d/b/a Quaker Houghton (the “Company”) approved certain changes to the Company’s Executive Leadership Team. Effective January 1, 2023, Mr. Joseph Berquist will serve as the Chief Commercial Officer. Mr. Berquist has been employed by the Company since 1997, and has served as Executive Vice President, Chief Strategy Officer, and Managing Director, Global Specialty Businesses since September 9, 2021. No changes will be made to Mr. Berquist’s compensation arrangement in connection with his new role.

Also, effective January 1, 2023, Mr. Jeewat Bijlani will serve as the Chief Strategy Officer. Mr. Bijlani has served as Senior Vice President, Managing Director - Americas since he joined the Company in August 2019 following the combination with Houghton International, Inc. (“Houghton”). Mr. Bijlani served as President, Americas and Global Strategic Businesses of Houghton from March 2015 until July 2019.

In connection with his new role, certain changes are being made to Mr. Bijlani’s compensation. He will receive a base salary of $500,000 per annum and will continue to be eligible to participate in the Company’s Annual Incentive Plan with a target award percentage of 65% of his base salary for 2022, with actual payout dependent on Company and individual performance. Mr. Bijlani will also continue to be eligible to participate in the Company’s Long-Term Incentive Plan and, beginning in 2023, Mr. Bijlani’s target award opportunity under the LTIP will be increased to $500,000 and will include an even mix of time-based restricted stock, stock options and performance-dependent stock units. Additionally, Mr. Bijlani is receiving an equity sign-on award of time-based restricted stock that will vest in March of 2025, with a value of $130,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: October 20, 2022	By:	/s/ Robert T. Traub
Robert T. Traub Senior Vice President, General Counsel and Corporate Secretary